Exhibit 10.4

Execution Version

FIRST AMENDMENT TO REGISTRATION RIGHTS AGREEMENT

THIS FIRST AMENDMENT TO REGISTRATION RIGHTS AGREEMENT (this “First Amendment”) is entered into on December 19, 2018, and shall be effective as of the Effective Date (defined below), by and among (i) Draper Oakwood Technology Acquisition, Inc., a Delaware corporation (the “Company”), (ii) DOTA Holdings Limited, a Cayman Island corporation, which will be known after the consummation of the transactions contemplated by the Business Combination Agreement (as defined below) as “Reebonz Holding Limited” (“Pubco”), (iii) Draper Oakwood Investments, LLC, a Delaware limited liability company (“Sponsor”), and (iv) EarlyBirdCapital, Inc., a Delaware corporation (“EarlyBird”). Capitalized terms used but not otherwise defined herein shall have the respective meanings assigned to such terms in the Registration Rights Agreement (as defined below) (and if such term is not defined in the Registration Rights Agreement, then the Business Combination Agreement).

RECITALS

WHEREAS, the Company, Sponsor, and EarlyBird are parties to that certain Registration Rights Agreement, dated as of September 14, 2017 (the “Registration Rights Agreement”), pursuant to which the Company granted certain registration rights to the Investors with respect to the Company’s securities;

WHEREAS, on September 4, 2018, (i) Pubco, (ii) the Company, (iii) DOTA Merger Subsidiary Inc., a Delaware corporation and a wholly-owned subsidiary of Pubco (“Merger Sub”), (iv) the Sponsor, in the capacity thereunder as the Purchaser Representative (the “Purchaser Representative”), (v) Reebonz Limited, a Singapore corporation (“Reebonz”), and (vi) each of the holders of capital shares of Reebonz named as Sellers therein (the “Sellers”) entered into that certain Business Combination Agreement (as amended from time to time in accordance with the terms thereof, the “Business Combination Agreement”);

WHEREAS, pursuant to the Business Combination Agreement, subject to the terms and conditions thereof, among other matters, (a) the Company will merge with and into Merger Sub, with the Company continuing as the surviving entity and a wholly-owned subsidiary of Pubco (the “Merger”), and with holders of the Company’s securities receiving substantially equivalent securities of Pubco, and (b) Pubco will (the “Securities Exchange” and together with the Merger and the other transactions contemplated by the Business Combination Agreement, the “Transactions”) (i) acquire all of the issued and outstanding capital shares of Reebonz from the Sellers in exchange for the Exchange Shares (and potentially the Earnout Shares if earned in accordance with the terms thereof), subject to the deduction and holdback of the Holdback Shares in accordance with the terms and conditions of the Business Combination Agreement, with the Reebonz becoming a wholly-owned subsidiary of Pubco, and (ii) assume Reebonz’s outstanding options, warrants and other convertible securities (with equitable adjustments to the number and exercise price of such assumed options, warrants and other convertible securities) with the result that such assumed options, warrants and other convertible securities shall be exercisable into ordinary shares of Pubco;

WHEREAS, the parties hereto desire to amend the Registration Rights Agreement to add Pubco as a party to the Registration Rights Agreement and to revise the terms hereof in order to reflect the transactions contemplated by the Business Combination Agreement, including the issuance of the Pubco Ordinary Shares and Pubco Warrants thereunder, and the registration rights granted in connection therewith; and

WHEREAS, pursuant to Section 6.7 of the Registration Rights Agreement, the Registration Rights Agreement can be amended with the written consent of the Company and the holders of at least 66-2/3% of the Registrable Securities at the time in question (provided, that any amendment that adversely affects one holder of Registrable Securities, solely in its capacity as a holder of the shares of Common Stock of the Company, in a manner that is materially different from the other holders of Registrable Securities (in such capacity) shall require the consent of the holder so affected).

NOW, THEREFORE, in consideration of the premises and the mutual promises herein made, and in consideration of the representations, warranties and covenants herein contained, and intending to be legally bound hereby, the parties hereto agree as follows:

1. Addition of Pubco as a Party to the Registration Rights Agreement. The parties hereby agree to add Pubco as a party to the Registration Rights Agreement. The parties further agree that, from and after the consummation of the Transactions, all of the rights and obligations of the Company under the Registration Rights Agreement shall be, and hereby is, assigned and delegated to Pubco as if it were the original “Company” party thereto. By executing this First Amendment, Pubco hereby agrees to be bound by and subject to all of the terms and conditions of the Registration Rights Agreement, as amended by this First Amendment, including from and after the consummation of the Transactions as if it were the original “Company” party thereto.

2. Amendments to Registration Rights Agreement. The Parties hereby agree to the following amendments to the Registration Rights Agreement:

(a) The defined terms in this First Amendment, including in the preamble and recitals hereto, and the definitions incorporated by reference from the Business Combination Agreement, are hereby added to the Registration Rights Agreement as if they were set forth therein.

(b) The parties hereby agree that the term “Registrable Security” shall include any Pubco Ordinary Shares and Pubco Warrants issued by Pubco to the security holders of the Company under the Business Combination Agreement in connection with the Transactions, including those issued for the shares of Class F Common Stock beneficially owned or held by the Investors, and any other securities of Pubco or any successor entity issued in consideration of (including as a stock split, dividend or distribution) or in exchange for any of such securities. The parties further agree that any reference in the Registration Rights Agreement to “Common Stock” will instead refer to the Pubco Ordinary Shares (and any other securities of Pubco or any successor entity issued in consideration of (including as a stock split, dividend or distribution) or in exchange for any of such securities).

(c) Section 1 of the Registration Rights Agreement is hereby amended to add the following definitions:

“Reebonz Registration Rights Agreement” means that certain Registration Rights Agreement, dated as of September 4, 2018, by and among Pubco, the Purchaser Representative and the Sellers that was entered into in connection with the Business Combination Agreement.

“Reebonz Securities” means those securities included in the definition of “Registrable Securities” specified in the Reebonz Registration Rights Agreement.

(d) Section 2.1.1 of the Registration Rights Agreement is hereby amended by adding the following sentence after the final sentence of Section 2.1.1:

“Notwithstanding anything in this Section 2 to the contrary, the Company shall not be obligated to effect a Demand Registration, (i) if a Piggy-Back Registration had been available to the Demanding Holder(s) within the one hundred twenty (120) days preceding the date of request for the Demand Registration, (ii) within sixty (60) days after the effective date of a previous registration effected with respect to the Registrable Securities pursuant this Section 2.1 or (iii) during any period (not to exceed one hundred eighty (180) days) following the closing of the completion of an offering of securities by the Company if such Demand Registration would cause the Company to breach a “lock-up” or similar provision contained in the underwriting agreement for such offering.”

(e) Section 2.1.4 of the Registration Rights Agreement is hereby amended by deleting it in its entirety and replacing it with the following:

“2.1.4. Reduction of Offering. If the managing Underwriter or Underwriters for a Demand Registration that is to be an underwritten offering, in good faith, advises the Company and the Demanding Holders in writing that the dollar amount or number of shares of Registrable Securities which the Demanding Holders desire to sell, taken together with all other shares of Common Stock or other securities which the Company desires to sell and the shares of Common Stock, if any, as to which registration has been requested pursuant to written contractual piggy-back registration rights held by other stockholders of the Company who desire to sell, exceeds the maximum dollar amount or maximum number of shares that can be sold in such offering without adversely affecting the proposed offering price, the timing, the distribution method, or the probability of success of such offering (such maximum dollar amount or maximum number of shares, as applicable, the “Maximum Number of Shares”), then the Company shall include in such registration: (i) the Registrable Securities as to which Demand Registration has been requested by the Demanding Holders and the Option Securities and Reebonz Securities for the account of any persons who have exercised demand registration rights pursuant to the Unit Purchase Option or Reebonz Registration Rights Agreement, respectively, during the period under which the Demand Registration hereunder is ongoing (all pro rata in accordance with the number of shares that each applicable person has requested be included in such registration, regardless of the number of shares held by each such person (such proportion with respect to any request is referred to herein as “Pro Rata”)) that can be sold without exceeding the Maximum Number of Shares; (ii) to the extent that the Maximum Number of Shares has not been reached under the foregoing clause (i), the shares of Common Stock or other securities that the Company desires to sell that can be sold without exceeding the Maximum Number of Shares; (iii) to the extent that the Maximum Number of Shares has not been reached under the foregoing clauses (i) and (ii), (A) the Registrable Securities of holders exercising their rights to register their Registrable Securities pursuant to Section 2.2, (B) the Reebonz Securities as to which registration has been requested pursuant to the applicable contractual piggy-back registration rights of such security holders under the Reebonz Registration Rights Agreement, and (C) the shares of Common Stock or other securities registrable pursuant to the terms of the Unit Purchase Option issued to EarlyBirdCapital, Inc. or its designees in connection with the Company’s initial public offering or the replacement Pubco UPO to be issued by Pubco under the Business Combination Agreement (the “Unit Purchase Option” and such registrable securities, the “Option Securities”) as to which “piggy-back” registration has been requested by the holders thereof, Pro Rata collectively among such security holders based on the number of securities requested by such security holders to be included in such registration, that can be sold without exceeding the Maximum Number of Shares; and (iv) to the extent that the Maximum Number of Shares have not been reached under the foregoing clauses (i), (ii) and (iii), the shares of Common Stock or other securities for the account of other persons that the Company is obligated to register pursuant to written contractual arrangements with such persons and that can be sold without exceeding the Maximum Number of Shares.”

(f) Section 2.2.2(a) of the Registration Rights Agreement is hereby amended to delete subclause (B) thereof and replace it with the following: “(B) to the extent that the Maximum Number of Shares has not been reached under the foregoing clause (A), the shares of Common Stock or other securities, if any, comprised of Registrable Securities, Option Securities and Reebonz Securities, as to which registration has been requested pursuant to the applicable written contractual piggy-back registration rights of such security holders in this Agreement, the Unit Purchase Option or the Reebonz Registration Rights Agreement, respectively, Pro Rata collectively among such security holders and Investors based on the number of securities requested by such security holders to be included in such registration, that can be sold without exceeding the Maximum Number of Shares;”

(g) Section 2.2.2(b) of the Registration Rights Agreement is hereby amended to delete subclause (C) thereof and replace it with the following: “(C) to the extent that the Maximum Number of Shares has not been reached under the foregoing clauses (A) and (B), the shares of Common Stock or other securities, if any, comprised of Registrable Securities and Reebonz Securities, as to which registration has been requested pursuant to the applicable written contractual piggy-back registration rights of such security holders in this Agreement or the Reebonz Registration Rights Agreement, respectively, Pro Rata collectively among such security holders and Investors based on the number of securities requested by such security holders to be included in such registration, that can be sold without exceeding the Maximum Number of Shares;”

(h) Section 2.2.2(c) of the Registration Rights Agreement is hereby amended to delete subclause (C) thereof and replace it with the following: “(C) to the extent that the Maximum Number of Shares has not been reached under the foregoing clauses (A) and (B), the shares of Common Stock or other securities, if any, comprised of Registrable Securities, Option Securities and Reebonz Securities, as to which registration has been requested pursuant to the applicable written contractual piggy-back registration rights of such security holders in this Agreement, the Unit Purchase Option or the Reebonz Registration Rights Agreement, respectively, Pro Rata collectively among such security holders and Investors based on the number of securities requested by such security holders to be included in such registration, that can be sold without exceeding the Maximum Number of Shares;”

(i) Section 3.1.1 of the Registration Rights Agreement is hereby amended to change the term “thirty (30) days” in the first proviso of the first sentence thereof to “ninety (90) days”.

(j) Section 6.3 of the Registration Rights Agreement is hereby amended to delete the address of the Company (and its copy thereunder) and provide that the following addresses shall be used for notices to Pubco or the Company thereunder:

If to Pubco or the Company, to:	With copies to (which shall not constitute notice):
Reebonz Holding Limited 5 Tampines North Drive 5 Singapore 528548 Attn: Samuel Lim Kok Eng Facsimile No.: 011 65 6499 9443 Telephone No.: 011 65 6511 8475 Email: samuel.lim@reebonz.com	Dentons Rodyk & Davidson LLP 80 Raffles Place, #33-00 UOB Plaza 1 Singapore 048624 Attn: S. Sivanesan Facsimile No.: 011 65 6532 1838 Telephone No.: 011 65 6885 3685 Email: sivanesan.s@dentons.com
and	and
Draper Oakwood Investments, LLC 55 East 3rd Ave. San Mateo, CA 94401, USA Attn: Aamer Sarfraz Telephone No.: +44-777-049-0449 Email: aamer@draperoakwood.com

Ellenoff Grossman & Schole LLP
1345 Avenue of the Americas, 11th Floor
New York, New York 10105
Attn: Stuart Neuhauser, Esq.
          Douglas Ellenoff, Esq.
Facsimile No.: (212) 370-7889
Telephone No.: (212) 370-1300
Email: sneuhauser@egsllp.com
            ellenoff@egsllp.com

(k) Section 6.8 of the Registration Rights Agreement is hereby amended by adding the following sentence after the first sentence in Section 6.8: “The use of the word “including”, “include” or “includes” in this Agreement shall be by way of example rather than by limitation.”

3. Acknowledgement of Reebonz Registration Rights Agreement. The parties hereby acknowledge and agree that, notwithstanding Section 6.1 of the Registration Rights Agreement, in connection with the Business Combination Agreement, Pubco has entered into the Reebonz Registration Rights Agreement with respect to the Exchange Shares and Earnout Shares to be issued under the Business Combination Agreement to the shareholders of Reebonz, and consent to the foregoing and waive any failure of the Company or Pubco to obtain such consent prior to the date of this First Amendment.

4. Effective Date. This First Amendment shall become effective upon the consummation of the transactions contemplated by the Business Combination Agreement (the “Effective Date”).

5. Miscellaneous. Except as expressly provided in this First Amendment, all of the terms and provisions in the Registration Rights Agreement are and shall remain in full force and effect, on the terms and subject to the conditions set forth therein. This First Amendment does not constitute, directly or by implication, an amendment or waiver of any provision of the Registration Rights Agreement, or any other right, remedy, power or privilege of any party thereto, except as expressly set forth herein. Any reference to the Registration Rights Agreement in the Registration Rights Agreement or any other agreement, document, instrument or certificate entered into or issued in connection therewith shall hereinafter mean the Registration Rights Agreement, as amended by this First Amendment on the Effective Date (or as the Registration Rights Agreement may be further amended or modified after the Effective Date in accordance with the terms thereof). The terms of this First Amendment shall be governed by, enforced and construed and interpreted in a manner consistent with the provisions of the Registration Rights Agreement, including Sections 6.11 and 6.12 thereof.

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IN WITNESS WHEREOF, each party hereto has signed or has caused to be signed by its officer thereunto duly authorized this First Amendment to Registration Rights Agreement as of the date first above written.

COMPANY:

DRAPER OAKWOOD TECHNOLOGY ACQUISITION, INC.

By:
Name:
Title:

PUBCO:

DOTA HOLDINGS LIMITED

By:
Name:
Title:

INVESTORS:

DRAPER OAKWOOD INVESTMENTS, LLC

By:
Name:
Title:

EARLYBIRDCAPITAL, INC.

By:
Name:
Title:

[Signature Page to First Amendment to Founders Registration Rights Agreement]